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                                  EXHIBIT 21.1
                         SUBSIDIARIES OF THE KROGER CO.
                         ------------------------------

Name                                        State of
----                                        --------
                                            Incorporation/Organization
                                            --------------------------

Agri-Products, Inc.                         Arkansas
Bluefield Beverage Company                  Ohio
Country Oven, Inc.                          Ohio
Dillon Companies, Inc.                      Kansas
     Also Doing Business As:
       Baker's Supermarkets                 N/A*
       City Market                          N/A*
       Dillon Food Stores                   N/A*
       Dillon Stores Division, Inc.         N/A*
       Dillon Warehouse                     N/A*
       Food 4 Less                          N/A*
       GHC Merchandise Distribution         N/A*
       Gerbes Supermarkets                  N/A*
       Jackson Ice Cream Co.                N/A*
       Jackson & Company                    N/A*
       King Soopers                         N/A*
       Sav-Mor                              N/A*
Dotto, Inc.                                 Indiana
Drugs Distributors, Inc.                    Indiana
Embassy International, Inc.                 Ohio
Fred Meyer, Inc.                            Delaware
Henke & Pillot, Inc.                        Texas
Henpil, Inc.                                Texas
  (Subsidiary of Rocket Newco, Inc.)
Inter-American Foods, Inc.                  Ohio
Inter-American Products, Inc.               Ohio
J.V. Distributing, Inc.                     Michigan
Kessel FP, L.L.C.                           Michigan (limited liability company)
Kessel RCD, L.L.C.                          Michigan (limited liability company)
Kessel Saginaw, L.L.C.                      Michigan (limited liability company)
KRGP Inc.                                   Ohio
KRLP Inc.                                   Ohio
The Kroger Co. of Michigan                  Michigan
     Also Doing Business As:
       The Apple Orchard Fruit Market       N/A*
       Bi-Lo Discount Foods                 N/A*
       Kessel Pharmacies                    N/A*
       Kessel Food Markets                  N/A*
       World of Videos, Movies and
         Munch More                         N/A*
Kroger Group Cooperative, Inc.              Ohio
     Also Doing Business As:
       Kroger Group, Inc.                   N/A*
       KGC, Inc.                            N/A*
Michigan Dairy, L.L.C.                      Michigan (limited liability company)
Kroger Dedicated Logistics Co.              Ohio

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Name                                                  State of
----                                                  --------
                                                      Incorporation/Organization
                                                      --------------------------

Kroger Limited Partnership I                          Ohio (limited partnership)
     Also Doing Business As:
       Foods Plus                                     N/A*
       Hilander Food Stores                           N/A*
       JayC Food Stores                               N/A*
       Kentucky Distribution Center                   N/A*
       Kroger Kare Home Infusion                      N/A*
       Owen's Supermarket                             N/A*
       The Pet Food Super Center                      N/A*
       The Petfood Place                              N/A*
       Peyton's Southeastern                          N/A*
       Ruler Discount Foods                           N/A*
Kroger Limited Partnership II                         Ohio (limited partnership)
     Also Doing Business As:
       Country Oven Bakery                            N/A*
       Crossroad Farms Dairy                          N/A*
       Indianapolis Bakery                            N/A*
       K. B. Specialty Foods                          N/A*
       Kenlake Foods                                  N/A*
       Pace Dairy of Indiana                          N/A*
       Peyton's Northern                              N/A*
       Winchester Farms Dairy                         N/A*
Kroger Management Co.                                 Michigan
Kroger Texas L.P.                                     Ohio (limited partnership)
     Also Doing Business As:
       America's Beverage Company                     N/A*
       Vandervoort's Dairy Food Company               N/A*
MANUCO Incorporated                                   Ohio
One Holdings, Inc.                                    Delaware
     Also Doing Business As:
       Seven Holdings, Inc.                           N/A*
Pace Dairy Foods Company                              Ohio
Pay Less Super Markets, Inc.                          Indiana
Peyton's-Southeastern, Inc.                           Tennessee
     Also Doing Business As:
       Peyton's Mid-South Company                     N/A*
       Supermarket Merchandisers Co.                  N/A*
Pontiac Foods, Inc.                                   South Carolina
Queen City Assurance, Inc.                            Vermont
  (Subsidiary of The Kroger Co. of Michigan)
RJD Assurance, Inc.                                   Vermont
Rocket Newco, Inc.                                    Texas
Southern Ice Cream Specialties, Inc.                  Ohio
Ten Holdings, Inc.                                    Delaware
Three Holdings, Inc.                                  Delaware
Topvalco, Inc.                                        Ohio
Two Holdings, Inc.                                    Delaware
Vine Court Assurance Incorporated                     Vermont

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                     Subsidiaries of Dillon Companies, Inc.
                     --------------------------------------
Name                                          State of
----                                          --------
                                              Incorporation/Organization
                                              --------------------------

Dillon Real Estate Co., Inc.                  Kansas
Junior Food Stores of West Florida, Inc.      Florida
     Also Doing Business As:
       Tom Thumb Food Stores                  N/A*
Kwik Shop, Inc.                               Kansas
Mini Mart, Inc.                               Wyoming
     Also Doing Business As:
       Kwik Way Food                          N/A*
       Loaf `N Jug, Inc.                      N/A*
Quik Stop Markets, Inc.                       California
Royalty Enterprises, Ltd.                     Colorado
  (Subsidiary of Mini Mart, Inc.)
THGP Co., Inc.                                Pennsylvania
THLP Co., Inc.                                Pennsylvania
THLP, LLC                                     Ohio (limited liability company)
Turkey Hill, L.P.                             Pennsylvania (limited partnership)
     Also Doing Business As:
       Turkey Hill Dairy, Inc.                N/A*
       Turkey Hill Minit Markets              N/A*
Wells Aircraft, Inc.                          Kansas
  (Subsidiary of Dillon Real Estate
      Co., Inc.)

                        Subsidiaries of Fred Meyer, Inc.
                        --------------------------------

Fred Meyer Stores, Inc.                       Delaware
  (Subsidiary of Fred Meyer, Inc.)
CB&S Advertising Agency, Inc.                 Oregon
  (Subsidiary of Fred Meyer Stores, Inc.)
Distribution Trucking Company                 Oregon
  (Subsidiary of Fred Meyer Stores, Inc.)
FM, Inc.                                      Utah
  (Subsidiary of Fred Meyer Stores, Inc.)
Fred Meyer of Alaska, Inc.                    Alaska
  (Subsidiary of Fred Meyer Stores, Inc.)
     Also Doing Business As:
       FM Fuel Stop                           N/A*
Fred Meyer of California, Inc.                California
  (Subsidiary of Fred Meyer Stores, Inc.)
Fred Meyer (HK) Limited                       Hong Kong
  (Subsidiary of Fred Meyer Stores, Inc.)
Fred Meyer Jewelers, Inc.                     California
  (Subsidiary of Fred Meyer Stores, Inc.)
     Also Doing Business As:
       Littman Jewelers                       N/A*
       Barclay Jewelers                       N/A*

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Name                                                  State of
----                                                  --------
                                                      Incorporation/Organization
                                                      --------------------------
Roundup Co.                                           Washington
  (Subsidiary of Fred Meyer Stores, Inc.)
     Also Doing Business As:
       FM Fuel Stop                                   N/A*
Smith's Food & Drug Centers, Inc.                     Delaware
  (Subsidiary of Fred Meyer, Inc.)
     Also Doing Business As:
       Fry's Food & Drug Stores                       N/A*
       Fry's Marketplace                              N/A*
       Peyton's Phoenix                               N/A*
Richie's, Inc.                                        Texas
  (Subsidiary of Smith's Food & Drug Centers, Inc.)
Smith's Beverage of Wyoming                           Wyoming
  (Subsidiary of Smith's Food & Drug Centers, Inc.)
Healthy Options Inc.                                  Delaware
  (Subsidiary of Fred Meyer, Inc.)
     Also Doing Business As:
       Postal Prescription Services                   N/A*
Quality Food Centers, Inc.                            Washington
  (Subsidiary of Fred Meyer, Inc.)
Hughes Markets, Inc.                                  California
  (Subsidiary of Quality Food Centers, Inc.)
Hughes Realty, Inc.                                   California
  (Subsidiary of Hughes Markets, Inc.)
KU Acquisition Corporation                            Washington
  (Subsidiary of Quality Food Centers, Inc.)
Quality Foods, Inc.                                   Delaware
  (Subsidiary of Quality Food Centers, Inc.)
Quality Food Holdings, Inc.                           Delaware
  (Subsidiary of Quality Food, Inc.)
QFC Sub, Inc.                                         Washington
  (Subsidiary of Quality Food Holdings, Inc.)
Second Story, Inc.                                    Washington
  (Subsidiary of Quality Food Centers, Inc.)
Food 4 Less Holdings, Inc.                            Delaware
  (Subsidiary of Fred Meyer, Inc.)
Ralphs Grocery Company                                Delaware
  (Subsidiary of Food 4 Less Holdings, Inc.)
     Also Doing Business As:
       Food 4 Less                                    N/A*
       Foods Co.                                      N/A*
Cala Co.                                              Delaware
  (Subsidiary of Ralphs Grocery Company)
Bay Area Warehouse Stores, Inc.                       California
  (Subsidiary of Cala Co.)
Bell Markets, Inc.                                    California
  (Subsidiary of Cala Co.)
Cala Foods, Inc.                                      California
  (Subsidiary of Cala Co.)

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Name                                                  State of
----                                                  --------
                                                      Incorporation/Organization
                                                      --------------------------

Crawford Stores, Inc.                                 California
  (Subsidiary of Ralphs Grocery Company)
F4L L.P.                                              Ohio (limited partnership)
Food 4 Less of Southern California, Inc.              Delaware
  (Subsidiary of Ralphs Grocery Company)
Alpha Beta Company California
  (Subsidiary of Food 4 Less of Southern
    California, Inc.)
Food 4 Less GM, Inc.                                  California
  (Subsidiary of Alpha Beta Company)
Food 4 Less of California, Inc.                       California
  (Subsidiary of Alpha Beta Company)
Food 4 Less Merchandising, Inc.                       California
  (Subsidiary of Alpha Beta Company)

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